BARRETT GROWTH FUND
a series of Trust for Professional Managers

Supplement dated May 13, 2011
to the
Statement of Additional Information dated September 28, 2010

Effective April 29, 2011, Barrett Asset Management, LLC (“Barrett Asset Management”) replaced Barrett Associates, Inc. (“Barrett Associates”) as the investment adviser to Barrett Growth Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”).  Barrett Asset Management is a newly-formed asset management firm, owned by certain members of Barrett Associates’ principal management team.  In a transaction that closed on April 29, 2011 (the “Transaction”), Barrett Asset Management acquired the business of Barrett Associates pursuant to an Asset Purchase Agreement under which Barrett Asset Management purchased substantially all of the assets and assumed certain of the liabilities of Barrett Associates from Legg Mason, Inc., the parent company of Barrett Associates.

Under the Investment Company Act of 1940, as amended, the Transaction resulted in an “assignment” of the existing investment advisory agreement between Barrett Associates and the Fund, and, consequently, the automatic termination of the agreement.  At a meeting of the shareholders of the Fund held on February 25, 2011, a majority of the outstanding voting securities of the Fund approved a new advisory agreement between Barrett Asset Management and the Fund, on terms substantially identical to the existing agreement with Barrett Associates, which became effective immediately on upon consummation of the Transaction.

The Fund’s portfolio managers, E. Wells Beck, CFA and Robert J. Milnamow, have not changed as a result the Transaction.  The Fund’s investment management fees and overall operating expenses have not changed as a result of the new investment advisory agreement with Barrett Asset Management.

All references to the Fund’s website, “www.barrettgrowthfund.com” in the Statement of Additional Information are hereby replaced with “www.barrettasset.com”.

All references to “Barrett Associates, Inc.” in the Statement of Additional Information are hereby replaced with “Barrett Asset Management, LLC.”  All references to the “Adviser” in the Statement of Additional Information shall refer to Barrett Asset Management, LLC.

The following information hereby replaces the section entitled “Management of the Fund – Investment Adviser” starting on page 27 of the Statement of Additional Information:

Investment Adviser
As stated in the Prospectus, investment advisory services are provided to the Fund by the Adviser, Barrett Asset Management, LLC, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  Barrett Asset Management is the successor firm to Barrett Associates, Inc. (“Barrett Associates”), which served as the Fund’s investment manager from the Predecessor Fund’s inception on December 29, 1998 to April 29, 2011.

After an initial two-year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee computed daily and paid monthly, based on an annual rate equal to 1.00% of the Fund’s average daily net assets, as specified in the Prospectus.  However, the Adviser may voluntarily agree to waive a portion of the management fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive management fees and/or reimburse Fund expenses.

The table below sets forth the management fees accrued by the Fund under its advisory agreement with Barrett Associates, the amount of the advisory fees and Fund operating expenses waived or reimbursed by Barrett Associates and the total advisory fees paid by the Fund to Barrett Associates for the following fiscal periods:

Fiscal Period Ended	Advisory Fee	Waiver	Advisory Fee After Waiver
May 31, 2010	$128,461	$241,879	$0
June 30, 2009	$139,283	$325,814	$0
June 30, 2008	$207,609	$243,526	$0

Fund Expenses.  The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce management fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (exclusive generally of interest, acquired fund fees and expenses, leverage and tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses) to the limit set forth in the Fees and Expenses table of the Prospectus.  Any such reductions made by the Adviser in its management fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  As a result of the Transaction, Barrett Asset Management is permitted to recoup any such amounts previously waived or paid by Barrett Associates.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Please keep this supplement with your Statement of Additional Information for future reference.